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                                                               Exhibit 10.102(d)

                                                                  EXECUTION COPY

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                            ASSET PURCHASE AGREEMENT

                                      among

                    FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                as the Purchaser

                    FIFS ACQUISITION FUNDING COMPANY, L.L.C.,
                                  as a Seller,

                     FIRST INVESTORS AUTO INVESTMENT CORP.,
                                   as a Seller
                                      and

                  FIRST INVESTORS AUTO RECEIVABLES CORPORATION
                                   as a Seller

                          Dated as of December 6, 2001

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                               TABLE OF CONTENTS

                                                                                    PAGE
Article I Definitions ...............................................................1
  SECTION 1.1      DEFINITIONS.......................................................1
  SECTION 1.2      OTHER DEFINITIONAL PROVISIONS.....................................2
  SECTION 1.3      COMPUTATION OF TIME PERIODS.......................................3
  SECTION 1.4      INTERPRETATION....................................................3
Article II Purchase and Sale of Property.............................................3
  SECTION 2.1      SALE OF PROPERTY..................................................3
  SECTION 2.2      PAYMENT FOR PROPERTY..............................................4
  SECTION 2.3      ADDITIONAL SALES................................................ .4
Article III Representations and Warranties...........................................4
  SECTION 3.1      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER............ ......4
  SECTION 3.2      REPRESENTATIONS AND WARRANTIES OF THE SELLERS.....................5
  SECTION 3.3      REPRESENTATIONS AND WARRANTIES RELATING TO THE PROPERTY...........8
  SECTION 3.4      PURCHASE OF PROPERTY UPON BREACH..................................9
Article IV Conditions Precedent .....................................................9
  SECTION 4.1      CONDITIONS PRECEDENT..............................................9
Article V Covenants of the Sellers..................................................11
  SECTION 5.1      DISTRIBUTIONS....................................................11
  SECTION 5.2      PROTECTION OF RIGHT, TITLE AND INTEREST..........................11
  SECTION 5.3      OTHER LIENS OR INTERESTS.........................................12
  SECTION 5.4      COSTS AND EXPENSES...............................................12
  SECTION 5.5      [RESERVED].......................................................12
  SECTION 5.6      PAYMENT INSTRUCTIONS.............................................12
Article VI Miscellaneous Provisions.................................................12
  SECTION 6.1      OBLIGATION OF SELLERS............................................12
  SECTION 6.2      [RESERVED].......................................................12
  SECTION 6.3      AMENDMENT........................................................13
  SECTION 6.4      PROPERTY ASSIGNMENT..............................................13
  SECTION 6.5      SEVERABILITY.....................................................13
  SECTION 6.6      WAIVERS..........................................................13
  SECTION 6.7      NOTICES..........................................................13
  SECTION 6.8      [RESERVED].......................................................14
  SECTION 6.9      HEADINGS AND CROSS REFERENCES....................................14
  SECTION 6.10     GOVERNING LAW....................................................14
  SECTION 6.11     COUNTERPARTS.....................................................14
  SECTION 6.12     NONPETITION COVENANT.............................................14
  SECTION 6.13     THIRD PARTY BENEFICIARY..........................................14
  SECTION 6.14     ASSIGNMENT.......................................................15
  SECTION 6.15     SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY..............15

                                        i
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EXHIBITS

Exhibit A       Form of Accession Agreement

SCHEDULES

Schedule 3.2(o) Name, Tradenames, Jurisdiction of Formation and Address of
                each Seller
                                       ii
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                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of December 6, 2001, by and between FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation ("FIFS" or the "PURCHASER"), FIFS Acquisition Funding Company, L.L.C., a Delaware limited liability corporation ("FAFC" or a "SELLER"), FIRST INVESTORS AUTO INVESTMENT CORP., a Delaware corporation ("FIAIC" or a "SELLER) and FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation ("FIARC" or a "SELLER" and together with FAFC and FIAIC, the "SELLERS").

                                    RECITALS

     WHEREAS, each Seller is the owner of certain rights and residual interests under the related Securitization;

     WHEREAS, each Seller desires to sell and contribute each of its respective rights in the residual interests;

     WHEREAS, the Purchaser is willing to acquire each Seller's rights in the residual interests;

     WHEREAS, simultaneously herewith, the Purchaser and First Investors Residual Funding Limited Partnership ("FIRF") will enter into the Sale and Servicing Agreement (the "SALE AGREEMENT");

     WHEREAS, pursuant to the Sale Agreement, the Purchaser will sell, transfer, assign, set over and otherwise convey to First Investors Residual Funding Limited Partnership ("FIRF") all of its rights, title and interest acquired hereunder;

     NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1  DEFINITIONS.

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     Whenever used in this Agreement, the following words and phrases shall have the following meanings:

ACCESSION AGREEMENT: An accession agreement executed in connection with any sale, transfer and assignment of additional Property on any day other than the Closing Date in accordance with SECTION 2.3 each in form and substance identical to EXHIBIT A hereto.

AGREEMENT: This Asset Purchase Agreement as such agreement may be amended, modified and/or restated.

FIAIC ASSETS: 80% of the distribution received by FIAIC from time to time from and after the date hereof in respect of its ownership interest in First Investors Auto Owner Trust 2000-A pursuant to the Amended and Restated Trust Agreement, dated as of January 24, 2000 (as heretofore or hereafter amended, supplemented or restated) between FIAIC as depositor and Bankers Trust (Delaware) as owner trustee, in all of the assets thereof.

FIARC ASSETS: All distributions received by FIARC pursuant to the FIARC
Agreement.

FIRF:  As defined in the Recitals.

PROJECT BRAVE ASSETS: All rights of FAFC to receive partnership distributions pursuant to Article V of the Agreement of Limited Partnership, dated as of August 8, 2000 (as heretofore or hereafter amended, supplemented, or restated) between FAFC, as general partner and First Union Investors, Inc., as limited partner, including, without limitation all such distributions arising after the Closing Date, but excluding all of the duties and obligations of FAFC thereunder or in respect thereof.

PROPERTY: As defined in SECTION 2.1.

PURCHASE PRICE: With respect to any Property sold by a Seller hereunder, the fair market value, as determined in good faith by such Seller and the Purchaser as of the date such Property is sold to the Purchaser.

PURCHASER NOTE: As defined in SECTION 2.2.

RESIDUAL ASSETS: The (i) FIAIC Assets, (ii) FIARC Assets, (iii) Project Brave Assets and (iv) all Subsequent Assets.

SALE AGREEMENT: As defined in the RECITALS.

SELLERS: As defined in the PREAMBLE.

SUBSEQUENT ASSETS: Any assets acquired by the Purchaser from a Seller or any other Affiliate pursuant to an Accession Agreement.

     SECTION 1.2  OTHER DEFINITIONAL PROVISIONS.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Security Agreement.

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     (b) All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP.

     SECTION 1.3  COMPUTATION OF TIME PERIODS.

     Unless otherwise stated in this Agreement in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     SECTION 1.4  INTERPRETATION.

     In each Transaction Document, unless a contrary intention appears:

     (a) the singular number includes the plural number and vice versa;

     (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

     (c) reference to any gender includes each other gender;

     (d) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

     (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

                                   ARTICLE II

                         PURCHASE AND SALE OF PROPERTY

     SECTION 2.1  SALE OF PROPERTY.

     Each Seller does hereby sell, transfer, assign, set over, contribute and otherwise convey to the Purchaser, without recourse (subject to the obligations set forth herein), all right, title and interest of such Seller in and to the following, whether now owned or hereafter acquired (collectively, the "PROPERTY"):

     (a) the Residual Assets owned by it; and

     (b) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing (excluding rights of FIARC and FIAIC under the Securitization Facility

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Documents to receive distributions) and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing items in this SECTION 2.1.

     It is the intention of each Seller that the sale and assignment contemplated by this Agreement shall constitute a sale, contribution and absolute assignment of the Property from such Seller to the Purchaser and that no interest, beneficial or otherwise, in the Property shall be retained by such Seller or be part of such Seller's estate in the event of a bankruptcy, insolvency or similar proceeding with respect to such Seller. In the event that, notwithstanding the intent of any Seller, the sale, contribution and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in all of the property referred to in this SECTION
2.1 to the Purchaser.

     SECTION 2.2  PAYMENT FOR PROPERTY.

     The Purchaser shall purchase and pay for the Residual Assets any other related property by causing the Purchase Price thereof to be paid to each Seller by delivery of a promissory note made by the Purchaser payable to the order of such Seller in a principal amount equal to the Purchase Price for the Residual Assets owned by such Seller (each such promissory note is herein called a "PURCHASER NOTE"), which will be secured by a pledge of such Purchaser's limited partnership interest in FIRF.

     SECTION 2.3  ADDITIONAL SALES.

     From time to time hereafter any Seller or any other Affiliate of FIFS that becomes a party to an Accession Agreement, will sell, transfer and assign to the Purchaser additional items of Property acquired by such seller under any Securitization. Each such sale, transfer and assignment shall be made pursuant to, and subject to the terms and conditions of, an Accession Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser hereby represents and warrants to the Sellers as of the date hereof:

     (a) ORGANIZATION, ETC. The Purchaser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

     (b) DUE AUTHORIZATION AND NO VIOLATION. This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the valid, binding and enforceable obligation of

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the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or (except as contemplated by the Transaction Documents) result in the creation or imposition of any Lien, charge or encumbrance (in each case material to the Purchaser) upon any of the property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Purchaser.

     (c) NO LITIGATION. No legal or governmental proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

     SECTION 3.2  REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

     Each Seller hereby represents and warrants, to the Purchaser as follows:

     (a) ORGANIZATION. It is a limited liability company, limited partnership or corporation, as applicable, duly organized and validly existing in good standing under the laws of the state of its incorporation or formation as applicable, with all requisite corporate power and authority to own or lease its properties and to conduct its business as such business is presently conducted, and had at all relevant time, and now has all necessary power, authority and legal right to acquire, own and sell the Property.

     (b) DUE QUALIFICATION. It is duly qualified to do business as a foreign limited liability company, limited partnership or corporation, as applicable and is in good standing, and has obtained all necessary licenses and approvals in all states in which the ownership or lease of property or the conduct of its business requires such qualification.

     (c) POWER AND AUTHORITY; DUE AUTHORIZATION. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement each other Transaction Document to which it is a party, (B) carry out the terms of this Agreement and each other Transaction Document to which it is a party and (ii) has been duly authorized by all necessary corporate action for the due execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party and for the transfer, sale and assignment of the Property.

     (d) SOLVENCY. The transactions under this Agreement and any other Transaction Document to which it is a party do not and will not render it not Solvent.

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     (e) TRUE SALE. The transfer of the Property by it to the Purchaser hereunder is a sale and not a loan secured by a pledge of the Property or a contribution or absolute assignment of all of its right, title and interest in and to such Property.

     (f) FINANCIAL STATEMENTS. All financial statements or certificates of it or any of its officers furnished to the Purchaser or any other Person pursuant to the Transaction Documents fairly present the financial condition and results of operations of it at the dates. All the financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied.

     (g) ENFORCEABILITY. The Transaction Documents to which it is a party constitute legal, valid and binding obligations of it, enforceable against it in accordance with its respective terms, except as limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws and equitable principles affecting creditors' rights and remedies.

     (h) NO CONFLICTS. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the corporate documents of such Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound,
(ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of the indenture, agreement, mortgage, deed of trust or other the instrument, other than the Transaction Documents, or (iii) violate any Applicable Law.

     (i) LEGAL PROCEEDINGS. There is no proceeding or investigation pending or, to the best of its knowledge, threatened against it, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party, or (iii) seeking any determination or ruling that would materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.

     (j) CONSENTS AND APPROVALS. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by it of this Agreement and any other Transaction Document to which it is a party have been obtained.

     (k) INVESTMENT COMPANY ACT OF 1940. It is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

     (l) PROPERTY. It has good and marketable title (or its equivalent under applicable law) to the Property transferred to the Purchaser by it and the proceeds thereof free and clear of any Liens and the claims of any third party. No effective financing statement or other instrument similar in effect covering any Property transferred by it hereunder shall at any time be on file in any recording office except as contemplated hereby and by the Transaction Documents.

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     (m) SECURITY INTEREST. The sale, transfer and assignment by it of the
Property has been duly perfected under all applicable laws. The interest of the Purchaser is a first priority perfected ownership interest in the Property transferred to the Purchaser by it. All filings (including, without limitation, the UCC filings) as are necessary in any jurisdiction to perfect the interests of the Purchaser, FIRF and of the Collateral Agent for the benefit of the Secured Parties, in the Property transferred to the Purchaser by it have been (or prior to the Closing Date will be) made.

     (n) TAX STATUS. It has filed or caused to be filed all tax returns that are required to be filed by it. It has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Seller), and no tax lien has been filed and, to the its knowledge, no claim is being asserted, with respect to any such Taxes, fees or other charge. The tax returns are complete and accurate in all respects.

     (o) NAME, JURISDICTION OF FORMATION AND ADDRESSES. Except as disclosed on
SCHEDULE 3.2(o), during the four (4) months prior to the Closing Date, it has not been located at any addresses other than its current address. During the five (5) years immediately preceding the Closing Date it has operated under its own and only those tradenames or other names as set forth on SCHEDULE 3.2(o). It's jurisdiction of formation is as set forth on SCHEDULE 3.2(o) and it has not changed its jurisdiction of formation within the four (4) months immediately preceding the Closing Date. It is a "registered organization" within the meaning of Article 9 of the UCC as adopted in each relevant jurisdiction.

     (p) NO DEFAULT. There has been no default, breach, violation or event permitting acceleration under the terms of this Agreement or any other Transaction Document to which it is a party, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of this Agreement or any other Transaction Document, and there has been no waiver of any of the foregoing.

     (q) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation or warranty by it contained herein or in any other document furnished by it pursuant hereto or in connection with any other document furnished by it is true and correct in all material respects.

     (r) REPRESENTATIONS AND WARRANTIES IN SECURITIZATION FACILITY DOCUMENTS. The representations and warranties made by each Seller in the Securitization Facility Documents are hereby remade by such Seller on each date to which they speak in the Securitization Facility Documents as if such representations and warranties were set forth herein as made by the Sellers MUTATIS MUTANDIS.

     SECTION 3.3  REPRESENTATIONS AND WARRANTIES RELATING TO THE PROPERTY.

     Each Seller hereby represents and warrants to the Purchaser, the Deal Agent and each Secured Party as follows:

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     (a) MARKING OF RECORDS. It has caused the portions of its records relating to the Property to be clearly and unambiguously identified to show that the Property transferred by it has been sold by it to the Purchaser in accordance with the terms of this Agreement.

     (b) GOOD TITLE. No portion of the Property transferred by it has been sold, transferred, assigned or pledged by it to any Person other than the Purchaser, except as may be permitted by the Transaction Documents. Immediately prior to the conveyance of the Property transferred by it to the Purchaser pursuant to this Agreement, it was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon the sale thereof by it pursuant to this Agreement, the Purchaser shall have good and indefeasible title to and will be the sole owner of such portion of the Property sold by it pursuant to this Agreement, free of any Lien.

     (c) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser, FIRF and the Collateral Agent for the benefit of the Secured Parties, a first priority perfected lien on, or ownership interest in, the Property transferred by it and the proceeds thereof have been made, taken or performed.

     (d) NO IMPAIRMENT. It has done nothing to convey any right to any Person that would result in such Person having a right to payments due under any portion or all of the Property transferred by it or otherwise to impair the rights of the Purchaser, the Collateral Agent or any Secured Party in any portion or all of such Property or the proceeds thereof.

     (e) NO DEFENSES. No portion of the Property transferred by it is subject to any right of recession, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any portion or all of such Property.

     SECTION 3.4  PURCHASE OF PROPERTY UPON BREACH.

     Upon discovery by the Deal Agent, the Servicer, the Purchaser or any Seller of a breach of any of any of the representations and warranties relating to the Residual Assets and the related property or the servicing thereof, the party discovering such breach shall give prompt written notice to the others. By the earlier to occur of (a) the next Payment Date and (b) thirty (30) days of such notice being given, the related Seller shall repurchase, for the related Purchase Price, such Residual Assets and the related property from the Purchaser and the Purchaser Note payable to such Seller shall be reduced by the portion of the Purchase Price attributable to the Residual Assets and related property being repurchased as a result of such breach.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     SECTION 4.1  CONDITIONS PRECEDENT.

     This effectiveness of this Agreement is subject to the following conditions precedent:

     (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Sellers hereunder shall be true and correct as of the Closing Date.

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     (b) DOCUMENTS TO BE DELIVERED BY THE SELLERS.

         (i) EVIDENCE OF UCC FILING. Each Seller shall have recorded and filed, at its own expense, a UCC-1 financing statement in each jurisdiction in which filing is required by applicable law, authorized by such Seller and naming the Purchaser as purchaser of the Property transferred by such Seller, and the Collateral Agent, as assignee, describing the Property transferred by such Seller and the other property conveyed hereunder, meeting the requirements of the laws of each jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Property to the Purchaser. Each Seller shall deliver to the Purchaser, Collateral Agent and Deal Agent a file-stamped copy, or other evidence satisfactory to the Purchaser and the Deal Agent of such filing.

         (ii) OTHER DOCUMENTS. All other documents in the possession of the Sellers relating to the Property and any other document requested by the Deal Agent to be delivered shall have been delivered by the Sellers.

     (c) TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed by each of the parties thereto.

     (d) OPINIONS. The Purchaser and the Deal Agent shall have received opinions, dated the Closing Date, of Thompson & Knight, as to:

         (i) "true sale" of the Property transferred hereunder from each Seller to the Purchaser and substantive nonconsolidation issues under the Bankruptcy Code (each such opinion referred to herein as a "BANKRUPTCY OPINION");

         (ii) corporate, enforceability and security interest, to the effect that:

               (A) Each Seller is an entity duly organized, existing and in good standing under the laws of the State of its incorporation or formation as applicable, with corporate power and authority to own its properties and conduct its business as currently conducted;

               (B) Each Seller has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Property pursuant to the terms hereof;

               (C) This Agreement has been duly authorized, executed and delivered by each Seller and is a valid and binding agreement, enforceable against such Seller in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

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               (D) The transfer of the Property by each Seller to the Purchaser pursuant to this Agreement, the compliance by each Seller with all of the provisions of the Note Purchase Agreement, the Sale Agreement, the Security Agreement and this Agreement and the consummation of the transactions therein or herein contemplated will not (1) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which any Seller is a party or by which any Seller is bound or to which any of the property or assets of any Seller is subject,
          (2) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over any Seller or any of its properties or (3) result in any violation of the provisions of the articles of incorporation, by-laws, certificate of formation, operating agreement or partnership agreement as applicable, of any Seller or any statute or any Applicable Law;

               (E) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by any Seller in connection with the consummation of the transactions contemplated in the Note Purchase Agreement, the Sale Agreement, Security Agreement or this Agreement, except such as have been obtained;

               (F) To the best of such counsel's knowledge and information, there are no actions, proceedings or investigations pending before any court or governmental authority against any Seller (1) asserting the invalidity of the Note Purchase Agreement, the Sale Agreement, the Security Agreement or this Agreement, (2) seeking to prevent the consummation by any Seller of any of the transactions contemplated by any Transaction Document to which it is a party or (3) which might materially and adversely affect the performance by any Seller of its obligations under any Transaction Document to which it is a party; and

               (G) the provisions of this Agreement are effective to create a valid security interest in the Property transferred by such Seller in favor of the Purchaser and such security interest is perfected and prior to all other creditors of and purchasers of any Seller.

                                    ARTICLE V

                            COVENANTS OF THE SELLERS

     SECTION 5.1  DISTRIBUTIONS.

     Each Seller agrees that it shall promptly (but in no event later than the Business Day following receipt by it) deposit any funds distributed to, or received by, it with respect to the Property transferred by it hereunder to the Collection Account.

     SECTION 5.2  PROTECTION OF RIGHT, TITLE AND INTEREST.

     (a) Each Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation statements and any required documentation all in such manner and in such places as may be required by law fully to preserve, maintain and protect the ownership interest of the Purchaser in the Property and in the proceeds thereof. Each Seller shall deliver (or cause to be delivered) to the Purchaser, the Collateral Agent and the Deal Agent filed-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) No Seller shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by such Seller in accordance with PARAGRAPH (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Purchaser, the Collateral Agent and the Deal Agent at least thirty (30) days' prior written notice thereof and shall have filed appropriate amendments to all previously filed financing statements or continuation statements prior to such changes. No Seller shall cease to be a "registered organization" within the meaning of Article 9 of the UCC as adopted in each relevant jurisdiction.

     (c) Each Seller shall give the Purchaser, the Collateral Agent and the Deal Agent at least thirty (30) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file any such amendment prior to any such relocation. Each Seller shall at all times maintain its principal executive office within the United States of America.

     (d) No Seller will amend, and no Seller shall permit any amendment to any Securitization Facility Documents relating to the Property which would adversely affect its respective ability and right to receive refunds with respect thereto, or which would adversely affect the rights of any of the Purchaser, the Deal Agent, the Collateral Agent, the Liquidity Agent or the Secured Parties.

     SECTION 5.3  OTHER LIENS OR INTERESTS.

     Except for the conveyances hereunder, no Seller will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any adverse claim on any interest in the Property, and each Seller shall defend the right, title, and interest of the Purchaser in, to and under the Property against all claims of third parties claiming through or under each Seller.

     SECTION 5.4  COSTS AND EXPENSES.

     Each Seller agrees to take, at its expense, any additional action required by the Purchaser, the Collateral Agent or the Deal Agent in order to protect the Purchaser's and the Collateral Agent's (on behalf of the Secured Parties) interests in the Property.

     SECTION 5.5  [RESERVED].

     SECTION 5.6  PAYMENT INSTRUCTIONS.

     Each Seller agrees that it will not change or permit any change in the instructions regarding payments to be made to such Seller hereunder or under any Securitization Facility Document with respect to any of the Property transferred by it hereunder.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.1  OBLIGATION OF SELLERS.

     The obligations of the Sellers under this Agreement shall not be affected by reason of the invalidity, illegality or irregularity of any Securitization Facility Document.

     SECTION 6.2  [RESERVED].

     SECTION 6.3  AMENDMENT.

     This Agreement may be amended from time to time by a written instrument duly executed and delivered by the Sellers and the Purchaser; PROVIDED, HOWEVER, that no such amendment shall be effective without a prior written consent of the Deal Agent.

     SECTION 6.4  PROPERTY ASSIGNMENT.

     Notwithstanding anything to the contrary contained herein, each Seller (a) acknowledges and consents that the Purchaser has sold its rights, title and interest in the Property to FIRF who has assigned such rights, title and interest as collateral pursuant to the Security Agreement to the Collateral Agent, for the benefit of the Secured Parties, and (b) agrees to attorn to the Collateral Agent in the event of its succession to the rights and interest of the Purchaser hereunder by reason of foreclosure or otherwise.

     SECTION 6.5  SEVERABILITY.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 6.6  WAIVERS.

     No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.7  NOTICES.

     All communications and notices directed to any party pursuant to this Agreement shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile) and mailed, telexed, transmitted or delivered to it at its address set forth under its name on the signature pages hereof and to the Collateral Agent and the Deal Agent at: First Union Securities, Inc., One First Union Center, TW-9, Charlotte, North Carolina 28288,
Attn: Conduit Administration, to the Purchaser at: c/o First Investors Financial Services, Inc., 675 Bering Drive, Houston, TX 77057, to any Seller at: c/o First Investors Financial Services, Inc., 675 Bering Drive, Houston, TX 77057, or at such other address as may be designated by such party by notice to each other party. All such notices and communication shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained.

     SECTION 6.8  [RESERVED].

     SECTION 6.9  HEADINGS AND CROSS REFERENCES.

     The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provisions of this Agreement.

     SECTION 6.10 GOVERNING LAW.

     THIS AGREEMENT SHALL BE CONSTRUCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 6.11 COUNTERPARTS.

     This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart to a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 6.12 NONPETITION COVENANT.

     Notwithstanding any prior termination of this Agreement, the Purchaser agrees that it shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to any Seller, acquiesce to, petition or otherwise invoke or cause such Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of such Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any Seller.

     SECTION 6.13 THIRD PARTY BENEFICIARY.

     Each of the parties hereto agree that the Collateral Agent for the benefit of the Secured Parties, is a third party beneficiary of this Agreement.

     SECTION 6.14 ASSIGNMENT.

     This Agreement and/or any rights or obligations hereunder may not be assigned without the prior written consent of the Deal Agent (which consent shall be granted in the Deal Agent's sole discretion). The rights of the Collateral Agent, the Deal Agent and the Secured Parties under this Agreement, the Notes, the Property and all other rights hereunder and thereunder may be assigned to any Person without the consent of any Seller or the Purchaser. The Transaction Documents shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

     SECTION 6.15 SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY.

     With respect to any claim arising out of this Agreement, to the fullest extent permitted by law:

     (a) each party irrevocably submits to the non-exclusive jurisdiction of the state courts of, and the federal courts located within, the State of New York, New York County, and

     (b) each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

     EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunder to duly authorized as of the date and year first above written.

SELLER:                  FIFS ACQUISITION FUNDING COMPANY, L.L.C.
                         By:  FIALAC Holdings, Inc., its sole manager

                         By:
                            -------------------------------------------------
                         Name: Bennie H. Duck
                         Title:  Vice President and Chief Financial Officer

                         FIFS Acquisition Funding Company, L.L.C.
                         675 Bering Drive
                         Suite 710
                         Houston, Texas 77057

                         Attention:  Bennie H. Duck
                         Facsimile No.:  (713) 260-0028
                         Confirmation No.:  (713) 977-2600

SELLER:                  FIRST INVESTORS AUTO INVESTMENT CORP.

                         By:
                            -------------------------------------------------
                         Name: Bennie H. Duck
                         Title:  Vice President and Chief Financial Officer

                         First Investors Auto Investment Corp.
                         675 Bering Drive
                         Suite 710
                         Houston, Texas 77057

                         Attention: Bennie H. Duck
                         Facsimile No.:  (713) 260-0028
                         Confirmation No.:  (713) 977-2600

SELLER:                  FIRST INVESTORS AUTO RECEIVABLES
                         CORPORATION

                         By:
                            -------------------------------------------------
                         Name: Bennie H. Duck
                         Title:  Vice President and Chief Financial Officer

                         First Investors Auto Receivables Corporation
                         675 Bering Drive
                         Suite 710
                         Houston, Texas 77057

                         Attention: Bennie H. Duck
                         Facsimile No.:  (713) 260-0028
                         Confirmation No.:  (713) 977-2600

PURCHASER:               FIRST INVESTORS FINANCIAL SERVICES, INC.

                         By:
                            ----------------------------------------------------
                               Name:  Bennie H. Duck
                               Title: Vice President and Chief Financial Officer

                               First Investors Financial Services, Inc.
                               675 Bering Drive, Suite 710
                               Houston, TX 77057

                               Attention:  Bennie H. Duck
                               Facsimile No.:  (713) 260-0028
                               Confirmation No.:  (713) 977-2600

                                    Exhibit A

                          Form of Accession Agreement

     ACCESSION AGREEMENT (the "AGREEMENT"), dated as of [______], by and between [NAME OF NEW SELLER] (the "SELLER"), a [JURISDICTION OF ORGANIZATION] [TYPE OF ENTITY] and First Investors Financial Services, Inc., a Texas corporation ("FIFS"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Asset Purchase Agreement (hereinafter defined).

                                    RECITALS

     WHEREAS, the Asset Purchase Agreement, dated as of December 6, 2001, by and between FIFS, as purchaser, FIFS Acquisition Funding Company, L.L.C., as a seller, First Investors Auto Investment Corp., as a seller, and First Investors Auto Receivables Corporation, as a seller (as amended, restated, supplemented or otherwise modified from time to time, the "ASSET PURCHASE AGREEMENT"), provides that [NAME OF NEW SELLER], although not originally a Seller thereunder, may sell, transfer and assign to FIFS additional items of Property acquired under any Securitization.

     WHEREAS, [NAME OF NEW SELLER] was not a Seller under the Asset Purchase Agreement but now desires to become a Seller thereunder.

     NOW, THEREFORE, the undersigned hereby states and agrees as follows:

     SECTION 1.1  ADDITION AS SELLER.

     (a) The undersigned agrees to be bound by all of the provisions of the Asset Purchase Agreement applicable to a Seller thereunder and agrees that it shall, on the date this Agreement is executed by the parties hereto, become a Seller for all purposes of the Asset Purchase Agreement to the same extent as if originally a party thereto.

     (b) The undersigned states that no condition or event exists which constitutes a Termination Event or Unmatured Termination Event.

     (c) The undersigned hereby states that each of the representations and warranties set forth in Section 3.2 of the Asset Purchase Agreement are true and correct as of the date hereof.

     SECTION 1.2  CONDITIONS PRECEDENT.

     The effectiveness of this Agreement is subject to the satisfaction of the conditions precedent attached hereto as SCHEDULE A.

     SECTION 1.3  MISCELLANEOUS.

     (a) This agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart to a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     (b) This Agreement may be amended from time to time by a written instrument duly executed and delivered by [NAME OF NEW SELLER] and FIFS; PROVIDED, HOWEVER, that no such amendment shall be effective without the prior written consent of the Deal Agent.

     (c) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has caused this Accession Agreement to be executed and delivered by a duly authorized officer on the date first above written.

                                          [NAME OF NEW SELLER]

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

ACCEPTED AS OF THE DATE FIRST
ABOVE WRITTEN:

FIRST INVESTORS FINANCIAL SERVICES, INC.

By:
   --------------------------
   Name:
   Title:

ACKNOWLEDGED AS OF THE DATE FIRST
ABOVE WRITTEN:

FIRST UNION SECURITIES, INC.,
as Deal Agent

By:
   --------------------------
   Name:
   Title:

                                   Schedule A

                              Conditions Precedent

     This effectiveness of this Agreement is subject to the following conditions precedent:

     (a) DOCUMENTS TO BE DELIVERED BY SELLER.

         (i) EVIDENCE OF UCC FILING. Seller shall have recorded and filed, at its own expense, a UCC-1 financing statement in each jurisdiction in which filing is required by applicable law, authorized by Seller and naming FIFS as purchaser of the Property transferred by Seller , and the Collateral Agent, as assignee, describing the Property transferred by Seller and the other property conveyed hereunder, meeting the requirements of the laws of each jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Property to FIFS. Seller shall deliver to FIFS, Collateral Agent and Deal Agent a file-stamped copy, or other evidence satisfactory to FIFS and Deal Agent of such filing.

         (ii) OTHER DOCUMENTS. All other documents in the possession of Seller relating to the Property and any other document requested by the Deal Agent to be delivered shall have been delivered by Seller .

     (b) OPINIONS. FIFS and the Deal Agent shall have received opinions, dated as of the date hereof, of [NAME OF COUNSEL], as to:

         (i) "true sale" of the Property transferred hereunder from Seller to FIFS and substantive nonconsolidation issues under the Bankruptcy Code (each such opinion referred to herein as a "BANKRUPTCY OPINION");

         (ii) corporate, enforceability and security interest, to the effect that:

               (A) Seller is an entity duly organized, existing and in good standing under the laws of the State of its incorporation or formation as applicable, with corporate power and authority to own its properties and conduct its business as currently conducted;

               (B) Seller has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under this Agreement and each other document to which it is a party; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Property pursuant to the terms hereof;

               (C) This Agreement has been duly authorized, executed and delivered by Seller and is a valid and binding agreement, enforceable against Seller in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (D) The transfer of the Property by Seller to FIFS pursuant to this Agreement, the compliance by Seller with all of the provisions of the Asset Purchase Agreement and the consummation of the transactions therein or herein contemplated will not (1) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which Seller is a party or by which Seller is bound or to which any of the property or assets of Seller is subject, (2) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over Seller or any of its properties or (3) result in any violation of the provisions of the articles of incorporation, by-laws, certificate of formation, operating agreement or partnership agreement as applicable, of Seller or any statute or any Applicable Law;

               (E) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by Seller in connection with the consummation of the transactions contemplated in this Agreement, except such as have been obtained;

               (F) To the best of such counsel's knowledge and information, there are no actions, proceedings or investigations pending before any court or governmental authority against Seller (1) asserting the invalidity of this Agreement, (2) seeking to prevent the consummation by Seller of any of the transactions contemplated in this Agreement or
          (3) which might materially and adversely affect the performance by Seller of its obligations under this Agreement; and

               (G) The provisions of this Agreement are effective to create a valid security interest in the Property transferred by Seller in favor of FIFS and such security interest is perfected and prior to all other creditors of and purchasers of Seller

     (c) Each party shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by such party on or before the date hereof.

     (d) This Agreement shall have been duly authorized, executed and delivered by the respective parties hereto, shall be in full force and effect on the date hereof and shall be in a form and substance satisfactory to the Deal Agent.

     (e) The Deal Agent shall have received the following, in each case in form and substance satisfactory to it:

          (i) a copy of the resolutions of Seller, certified by the [SECRETARY] of Seller, duly authorizing the execution, delivery and performance by Seller of this Agreement and any other documents executed by or on behalf of Seller in connection with the transactions contemplated hereby; and an incumbency certificate of Seller as to the person or persons executing or delivering each such document;

          (ii) certified completed copies of requests for information or copies (or a similar search report certified by a party acceptable to the Deal Agent), dated not more than thirty (30) days prior to the effective date of this Agreement, listing all effective financing statements that name Seller as debtor and that are filed in the jurisdictions in which the financing statements described in CLAUSE (a)(i) of this SCHEDULE A were filed, together with copies of such financing statements, and similar search reports with respect to federal tax liens in all appropriate jurisdictions (none of which, other than the financing statements in CLAUSE (a)(i), shall cover any of the Property);

          (iii) a copy of an officially certified document dated not more than thirty (30) days prior to the effective date of this Agreement evidencing good standing of Seller issued by the Secretary of State of Seller's state of formation and each jurisdiction where Seller ha material operations;

          (iv) such other documents and evidence with respect to Seller as the Deal Agent may request.

     (f) No fact or condition shall exist as of the date hereof under Applicable Law which in the Deal Agent's reasonable opinion would make it unlawful for any of the parties hereto to perform their respective obligations under this Agreement.

     (g) On or prior to the effective date of this Agreement, the Seller shall have filed any financing statements, termination statements or amendments thereto, wherever necessary or advisable, in order to perfect the transfers and assignments of the Property to FIFS and the grant of the security interest therein to the FIFS and shall have delivered file-stamped copies of such financing statements or other evidence of the filing thereof to the Deal Agent.

     (h) All taxes and fees due in connection with the filing of the financing statements referred to in CLAUSE (a)(i) of this SCHEDULE A shall have been paid in full or duly provided for.

     (i) Seller shall certify to the Deal Agent that no Servicer Termination Event, Insurer Default or Insurance Agreement Event of Default shall have occurred on or prior to the effective date of this Agreement as such terms are defined under the documents for the related Securitization.

     (j) As of the effective date of this Agreement, no action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Agreement or any of the other agreements or the transactions contemplated hereby.

     (k) The Deal Agent shall, as of the date hereof, have been furnished with such other documents and opinions (including executed copies, addressed to it or otherwise expressly allowing it to rely thereon of such documents or opinions) delivered to any other person in connection with this Agreement and the transactions contemplated hereby as it may reasonably require;

     (l) Seller shall certify that there has been no material adverse change in the condition (financial or otherwise), business operations, results of operations or properties of Seller since [__________].

                                 Schedule 3.2(o)

            Name, Tradenames, Jurisdiction of Formation, Address and
                   Trade Names or Other Names of each Seller

---------------------------------------------------------------------------------------------
Name                               Trade     Business Address                Jurisdictions
                                   Name
---------------------------------------------------------------------------------------------
First Investors Auto Receivables   N/A       675 Bering Drive, Suite 710     Delaware, Texas
Corporation                                  Houston, TX 77057
---------------------------------------------------------------------------------------------
First Investors Auto Investment    N/A       675 Bering Drive, Suite 710     Delaware, Texas
Corp.                                        Houston, TX 775057
---------------------------------------------------------------------------------------------
FIFS Acquisition Funding           N/A       675 Bering Drive, Suite 710     Delaware, Texas
Company LLC                                  Houston, TX 775057
---------------------------------------------------------------------------------------------